UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22041

                             Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye , New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye , New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-422-3554

Date of fiscal year end:     October 31

Date of reporting period:     October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2018

To Our Shareholders,

For the fiscal year ended October 31, 2018, the net asset value (NAV) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund decreased 0.3% compared with an increase of 7.4% for the Standard & Poor’s (S&P) 500 Index. The performance of the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for this year was 1.7%. Other classes of shares are available. See page 4 for additional performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2018.

Performance Discussion (Unaudited)

So far, 2018 has been a historically strong year for mergers and acquisition (M&A) activity. Through the first nine months of the calendar year, global deal volume totaled $3.3 trillion, which represented a 37% increase over the same period in 2017. Mega deals, or deals whose announced value is greater than $5 billion, accounted for 43% of the volume. This phenomenon helped offset the 9% year over year decline in the number of deals announced during the period. Although total volumes for 2018 have been strong, there has been a substantial slowdown in deal making activity as of late. Third calendar quarter volumes declined 32% sequentially from second quarter levels, due in part to global trade tensions.

Along with mega deals, cross-border deal activity was a major driver of 2018 volume. Cross-border M&A increased 56% year over year to $1.3 trillion, the highest level since 2007. Deal making in the U.S. and Europe also contributed to the strong deal volume seen in 2018. U.S. M&A increased 50% year over year to $1.3 trillion and European M&A increased 64% year over year to $941.2 billion.

The Energy and Power sector continued its strong start to the year and helped push deal volumes to record levels. Volumes in the sector totaled $548.1 billion through the first nine months of the calendar year, up 56% from last year. Deals in the Healthcare and Technology sectors also have made meaningful contributions to 2018 numbers as each sector accounted for 11% of announced volume. Industrials rounded out the group of top sector contributors, accounting for 10% of the deal activity announced this year.

As the Federal Reserve has continued to raise rates, it is important to recall that historically there has been a positive correlation between interest rates and arbitrage spreads. This is due to the fact that the spread is driven by the risks inherent to a particular deal as well as the risk-free rate. Typically, as the risk-free rate rises, so do annualized spreads. Corporations have had high cash balances and an appetite to grow inorganically since quantitative easing took effect in 2008. Tax reform further propelled deal making.

The Fund’s performance was negative for the fiscal year due to a combination of factors. First, the “pre-announced” stocks in the portfolio traded lower as the market declined in October and valuations decreased across the broader market. Second, during the period there have been certain “announced” deal holdings that were affected by the market volatility and idiosyncratic factors related to closing.

Selected deals that closed during the Fund’s fiscal year

Fortress Investment Group LLC (FIG) is a New York City based alternative asset manager. Fortress manages credit, real estate, equity, and private equity strategies on behalf of its clients. On February 14, 2017 FIG agreed to be acquired by SoftBank Group Corp. for $8.08 per share in cash representing a $3.3 billion valuation. The deal required regulatory and shareholder approvals and closed on December 27, 2017.

Advanced Accelerator Application SA (AAAP) is a St-Genis-Pouilly, France based pharmaceuticals company focused on nuclear medicine theragnostics. On October 30, 2017, AAAP agreed to be acquired by Novartis AG for $41 cash per ordinary share and $82 cash per ADS, valuing the company’s equity at $3.9 billion. Completion of the deal required the tender of at least 80% of AAAP shares and certain regulatory approvals. The deal closed on January 22, 2018.

Amplify Snack Brands Inc. (BETR) is an Austin, Texas based snack company with a portfolio of better-for-you brands that includes SkinnyPop, Oatmega and Lisa’s Chips. On December 18, 2017, BETR agreed to be acquired by The Hershey Company for $12 per share in cash representing $1.6 billion total enterprise value. Completion of the deal required the tender of a simple majority of BETR shares outstanding and regulatory approvals. The transaction closed on January 31, 2018.

Buffalo Wild Wings (BWLD) is a Minneapolis, Minnesota based restaurant owner and franchisor, operating 1,250 Buffalo Wild Wings Restaurants globally. On November 28, 2017, BWLD agreed to be acquired by Arby’s Restaurant Group for $157 per share in cash, valuing the company at $2.9 billion. The transaction required regulatory and shareholder approvals and closed on February 6, 2018.

Exactech, Inc. (EXAC), is a Gainesville, Florida based medical device company that develops orthopedic implant devices and other instruments used in surgery. On October 23, 2017, EXAC agreed to be taken private by TPG Capital for $42 per share in cash, which valued the company at $625 million. On December 4, 2017, EXAC entered into an amended merger agreement with TPG Capital which increased the consideration to EXAC shareholders to $49.25 per share in cash representing a $737 million total enterprise value after another bidder emerged. The transaction required regulatory and shareholder approvals and closed on February 15, 2018.

Regal Entertainment Group (RGC) is a Knoxville, Tennessee based movie theatre chain that operates one of the largest theatre circuits in the United States. On December 5, 2017, RGC agreed to be acquired by Cineworld Group PLC for $23 per share in cash representing a total transaction value of $5.9 billion. The deal required shareholder and regulatory approvals and closed on March 1, 2018.

Key Technology, Inc. (KTEC) is a Walla Walla, Washington based automation systems manufacturer of food processing technology. On January 25, 2018, KTEC agreed to be acquired by Duravant LLC for $26.75 per share in cash representing a transaction value of $175 million. Completion of the deal required the tender of a simple majority of KTEC shares outstanding and regulatory approvals. The transaction closed on March 21, 2018.

AveXis, Inc. (AVXS) is a Chicago, Illinois based gene therapy company focused on various neuroscience uses. On April 9, 2018, AVXS agreed to be acquired by Novartis AG for $218 per share in cash representing an $8.7 billion total enterprise value. The transaction required a majority of AVXS shareholders to tender and regulatory clearances and closed on May 15, 2018.

General Cable Corp. (BGC) is a Highland Heights, Kentucky based cable manufacturer that sells fiber optic, copper, and aluminum cables to the telecom, industrial, and construction sectors. On December 4, 2017 BGC agreed to be acquired by Prysmian Group for $30 per share in cash representing a $3 billion total enterprise value. The transaction required shareholder and regulatory approvals and closed on June 6, 2018.

Orbital ATK Inc. (OA) is a Dulles, Virginia based aerospace and defense company. On September 18, 2017, OA agreed to be acquired by Northrop Grumman Corp. for $134.50 per share in cash representing a $7.8 billion equity valuation. OA received shareholders and regulatory approvals and the transaction closed on June 6, 2018.

Abaxis, Inc. (ABAX) is a Union City, California based medical company that provides point of care products to the veterinary industry. On May 16, 2018, ABAX agreed to be acquired by Zoetis Inc. for $83 per share in cash representing a $2 billion valuation. The deal was subject to shareholder and regulatory approvals and closed on August 1, 2018.

Cotiviti Holdings, Inc. (COTV) is an Atlanta, Georgia based payments and spending management company focused on serving the healthcare sector. On June 19, 2018 COTV agreed to be acquired by Verscend Technologies, Inc. for $44.75 per share in cash representing a total enterprise value of $4.9 billion. The deal was subject to regulatory and shareholder approvals and closed on August 27, 2018.

XL Group, Ltd. (XL) is a Hamilton, Bermuda based insurance and reinsurance company. On March 5, 2018, XL agreed to be acquired by The AXA Group for $57.60 per share in cash, representing a total consideration of $15.3 billion, to expand AXA’s U.S. presence. The deal was subject to shareholder and regulatory approvals and closed on September 12, 2018.

We appreciate your continuing confidence and trust.

Comparative Results

Average Annual Returns through October 31, 2018 (a)(b) (Unaudited)

	1 Year	5 Year	10 Year	Since Inception (2/28/01)
Class A (EMAAX)	(0.33)%	3.15%	6.51%	4.28%
With sales charge (c)	(6.06)	1.94	5.88	3.93
Class AAA (EAAAX)	(0.12)	3.37	6.70	4.38
Class C (EMACX)	(0.88)	2.57	5.93	3.71
With contingent deferred sales charge (d)	(1.88)	2.57	5.93	3.71
Class Y (EMAYX)	0.08	3.62	7.00	4.75
S&P 500 Index	7.35	11.34	13.24	6.62
Lipper U.S. Treasury Money Market Fund Average	1.26	0.33	0.18	1.07
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	1.68	0.55	0.35	1.46

In the current prospectuses dated February 28, 2018, the Fund’s expense ratios are 1.51%, 1.71%, 2.26%, and 1.26% for the Class AAA, A, C, and Y Shares, respectively. See page 13 for the expense ratios for the year ended October 31, 2018. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Share NAVs are used to calculate the performance for the periods prior to the issuance of Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with the share class. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE

MERGERS AND ACQUISITIONS FUND (CLASS A SHARES) AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from May 1, 2018 through October 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2018.

	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$ 995.30	1.50%	$ 7.54
Class A	$1,000.00	$ 993.80	1.70%	$ 8.54
Class C	$1,000.00	$ 991.00	2.24%	$11.24
Class Y	$1,000.00	$ 995.50	1.24%	$ 6.24
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.64	1.50%	$ 7.63
Class A	$1,000.00	$1,016.64	1.70%	$ 8.64
Class C	$1,000.00	$1,013.91	2.24%	$11.37
Class Y	$1,000.00	$1,018.95	1.24%	$ 6.31
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2018:

Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	29.2%
Health Care.	12.7%
Financial Services	5.0%
Building and Construction	4.5%
Wireless Communications	4.5%
Computer Software and Services	4.0%
Entertainment	4.0%
Aerospace and Defense	3.5%
Containers and Packaging	3.4%
Food and Beverage	3.1%
Telecommunications	2.9%
Energy and Utilities	2.7%
Consumer Products	2.3%
Media	2.2%
Cable and Satellite	2.1%
Diversified Industrial	1.7%
Broadcasting	1.6%
Hotels and Gaming	1.4%

Business Services	1.3%
Retail	1.3%
Semiconductors	1.1%
Consumer Services	1.1%
Transportation	1.1%
Specialty Chemicals	0.7%
Machinery	0.7%
Communications Equipment	0.4%
Automotive: Parts and Accessories	0.3%
Metals and Mining	0.3%
Real Estate	0.2%
Paper and Forest Products	0.2%
Electronics.	0.0%*
Other Assets and Liabilities (Net)	0.5%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 70.2%
	Aerospace and Defense — 3.5%
10,000	Arconic Inc.	$218,979	$203,300
4,500	Esterline Technologies Corp.†	520,320	528,120
24,000	Kaman Corp.	910,375	1,524,480
27,000	Rockwell Collins Inc.	3,680,365	3,456,540

		5,330,039	5,712,440

	Automotive: Parts and Accessories — 0.3%
24,000	Haldex AB	281,750	203,253
7,800	Tenneco Inc., Cl. A	24,840	268,554

		306,590	471,807

	Broadcasting — 1.6%
68,000	Tribune Media Co., Cl. A	2,647,340	2,584,680

	Building and Construction — 4.5%
42,466	Griffon Corp.	360,961	514,688
11,000	Nobility Homes Inc.	154,848	253,000
4,000	Norbord Inc.	76,509	102,002
10,000	Skyline Champion Corp.	47,110	238,300
125,000	USG Corp.	5,387,166	5,277,500
11,000	Vulcan Materials Co.	432,608	1,112,540

		6,459,202	7,498,030

	Business Services — 1.3%
245,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,447,059	1,425,900
2,000	Funespana SA†	18,121	16,990
1,111	Vectrus Inc.†	19,941	29,775
2,000	XPO Logistics Europe SA	484,562	733,953

		1,969,683	2,206,618

	Cable and Satellite — 2.1%
20,000	AMC Entertainment Holdings Inc., Cl. A	347,472	385,200
22,000	DISH Network Corp., Cl. A†	484,844	676,280
3,500	Liberty Broadband Corp., Cl. A†	15,669	289,765
3,500	Liberty Broadband Corp., Cl. C†	94,710	290,255
21,000	Liberty Global plc, Cl. A†	735,349	538,230
28,000	Liberty Global plc, Cl. C†	994,232	701,120
3,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	7,487	95,070
3,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	9,444	99,240
20,000	Shaw Communications Inc., Cl. B	265,164	372,800

		2,954,371	3,447,960

	Communications Equipment — 0.4%
39,000	Digi International Inc.†	454,112	452,400
1,000	Harris Corp.	77,319	148,710
6,000	Park Electrochemical Corp.	87,188	105,960

		618,619	707,070

Shares		Cost	Market Value
	Computer Software and Services — 4.0%
4,000	Business & Decision†	$37,005	$35,837
119,000	CA Inc.	5,237,126	5,278,840
1,000	Dell Technologies Inc., Cl. V†	46,886	90,390
2,000	Imperva Inc.†	110,344	110,700
100,000	MYOB Group Ltd.	256,119	238,647
2,500	Red Hat Inc.†	422,773	429,100
2,400	Rockwell Automation Inc.	452,809	395,352

		6,563,062	6,578,866

	Consumer Products — 2.3%
190,000	Avon Products Inc.†	517,069	372,400
2,000	Bang & Olufsen A/S†	20,532	41,598
9,000	Clarion Co. Ltd.	197,401	196,934
22,000	SodaStream International Ltd.†	3,135,612	3,154,580

		3,870,614	3,765,512

	Consumer Services — 1.1%
32,000	MoneyGram International Inc.†	432,020	135,680
1,500	Rollins Inc.	3,006	88,800
45,000	XO Group Inc.†	1,552,142	1,557,450

		1,987,168	1,781,930

	Containers and Packaging — 3.4%
5,200	Greif Inc., Cl. A	216,066	245,960
1,000	Greif Inc., Cl. B	37,738	51,360
150,000	KapStone Paper and Packaging Corp.	5,200,043	5,250,000

		5,453,847	5,547,320

	Diversified Industrial — 1.7%
173,000	Myers Industries Inc.	3,185,674	2,743,780

	Electronics — 0.0%
4,000	Sparton Corp.†	60,680	49,520

	Energy and Utilities — 2.7%
7,000	Alerion Cleanpower SpA	19,191	22,120
460,000	Alvopetro Energy Ltd.†	431,120	178,206
7,500	Anadarko Petroleum Corp.	347,019	399,000
4,000	Avangrid Inc.	155,000	188,040
1,000	Avista Corp.	51,334	51,420
3,900	Connecticut Water Service Inc.	268,515	269,568
36,000	Endesa SA	997,783	753,525
1,000	Etablissements Maurel et Prom†	4,222	4,638
75,000	GenOn Energy Inc., Escrow†(a)	0	0
180,000	Gulf Coast Ultra Deep Royalty Trust	129,045	7,578
8,000	KLX Energy Services Holdings Inc.†	227,520	231,120
8,000	NorthWestern Corp.	221,528	470,080
30,000	Severn Trent plc	833,209	714,386
1,000	Southwest Gas Holdings Inc.	34,833	77,270

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
22,000	Valero Energy Partners LP	$922,349	$923,560
6,250	Whiting Petroleum Corp.†	193,715	233,125

		4,836,383	4,523,636

	Entertainment — 4.0%
3,600	Discovery Inc., Cl. A†	26,174	116,604
10,800	Discovery Inc., Cl. C†	60,976	316,548
180,000	Dover Motorsports Inc.	667,976	387,000
5,000	Liberty Media Corp.- Liberty Braves, Cl. A†	115,468	129,000
5,000	Liberty Media Corp.- Liberty Braves, Cl. C†	115,565	129,500
8,140	Lions Gate Entertainment Corp., Cl. B	212,454	144,811
118,000	Twenty-First Century Fox Inc., Cl. B	4,684,223	5,331,240

		5,882,836	6,554,703

	Financial Services — 5.0%
53,976	AmTrust Financial Services Inc.	697,222	774,016
1,610	Argo Group International Holdings Ltd.	28,231	99,192
4,000	Aspen Insurance Holdings Ltd.	162,985	167,520
4,000	BKF Capital Group Inc.†	144,080	46,800
1,700	BOK Financial Corp.	174,699	145,741
26,000	FCB Financial Holdings Inc., Cl. A†	1,280,756	1,017,380
2,000	Jardine Lloyd Thompson Group plc	49,592	48,214
81,000	Navient Corp.	740,057	937,980
100	Patriot National Inc.†(a)	968	2
100,000	SLM Corp.†	573,264	1,014,000
1,600	SLM Solutions Group AG†	55,332	27,727
16,000	Sterling Bancorp	165,751	287,680
2,000	The Navigators Group Inc.	139,285	138,300
400	Topdanmark A/S	11,380	19,068
25,000	The Dun & Bradstreet Corp.	3,563,284	3,557,000

		7,786,886	8,280,620

	Food and Beverage — 3.1%
4,500	Flowers Foods Inc.	10,669	86,895
18,000	GrainCorp Ltd., Cl. A	206,111	105,033
400	Huegli Holding AG†	379,550	355,061
13,400	Keurig Dr Pepper Inc.	585,171	348,400
10,000	Mondelēz International Inc., Cl. A	425,100	419,800
630,000	Parmalat SpA	2,205,685	1,940,899
1,965,000	Premier Foods plc†	1,349,724	956,944
29,000	Tootsie Roll Industries Inc.	562,480	915,530
400,000	Yashili International Holdings Ltd.†	167,103	68,860

		5,891,593	5,197,422

Shares		Cost	Market Value
	Health Care — 12.7%
30,000	Akorn Inc.†	$562,173	$200,100
11,400	Allergan plc	2,252,825	1,801,314
26,000	AstraZeneca plc, ADR	913,580	1,008,280
1,500	Bio-Rad Laboratories Inc., Cl. A†	145,738	409,275
14,000	Bristol-Myers Squibb Co.	512,941	707,560
1,100	Cigna Corp.	144,841	235,191
22,000	Endocyte Inc.†	514,476	520,300
8,000	Grifols SA, ADR	53,680	163,360
100	ICU Medical Inc.†	6,058	25,473
10,000	Idorsia Ltd.†	102,950	193,715
1,400	Illumina Inc.†	87,354	435,610
170,000	K2M Group Holdings Inc.†	4,647,743	4,654,600
7,500	Kindred Healthcare Inc.†(a)	67,538	67,500
90,000	LifePoint Health Inc.†	5,802,025	5,837,400
62,000	Mazor Robotics Ltd., ADR†	3,601,728	3,609,640
6,000	Mylan NV†	293,980	187,500
2,400	NxStage Medical Inc.†	67,863	68,112
2,700	Perrigo Co. plc	247,361	189,810
2,000	Shire plc, ADR	334,955	363,600
6,000	Smith & Nephew plc, ADR	206,505	197,280

		20,566,314	20,875,620

	Hotels and Gaming — 1.4%
34,000	Belmond Ltd., Cl. A†	443,424	582,080
300	Churchill Downs Inc.	9,822	74,883
2,000	Eldorado Resorts Inc.†	9,768	73,000
20,000	Ryman Hospitality Properties Inc., REIT	962,057	1,551,800

		1,425,071	2,281,763

	Machinery — 0.7%
2,000	CIRCOR International Inc.	78,057	65,020
60,000	CNH Industrial NV	692,736	624,268
7,500	Xylem Inc.	189,263	491,850

		960,056	1,181,138

	Media — 2.2%
3,000	Telegraaf Media Groep NV†(a)	19,115	20,388
53,000	Telenet Group Holding NV	2,403,424	2,574,092
60,000	The E.W. Scripps Co., Cl. A	984,840	1,009,200

		3,407,379	3,603,680

	Metals and Mining — 0.3%
38,000	Alamos Gold Inc., Cl. A	478,500	151,620
19,000	Pan American Silver Corp.	298,459	279,851

		776,959	431,471

	Paper and Forest Products — 0.2%
18,500	Papeles y Cartones de Europa SA	365,098	349,930

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate — 0.2%
6,000	InfraREIT Inc., REIT†	$126,021	$126,120
5,000	Vastned Retail Belgium NV, REIT	336,691	255,977

		462,712	382,097

	Retail — 1.3%
235,000	Rite Aid Corp.†	781,328	282,000
26,000	Sonic Corp.	1,126,379	1,125,280
4,000	SpartanNash Co.	52,262	71,400
29,000	Village Super Market Inc., Cl. A	662,626	714,560

		2,622,595	2,193,240

	Semiconductors — 1.1%
13,500	AIXTRON SE†	54,597	169,803
23,000	NXP Semiconductors NV	2,636,459	1,724,770

		2,691,056	1,894,573

	Specialty Chemicals — 0.6%
1,000	GCP Applied Technologies Inc.†	25,934	25,970
5,000	KMG Chemicals Inc.	382,879	375,100
2,310	Linde plc	248,756	378,987
30,000	SGL Carbon SE†	521,129	301,227

		1,178,698	1,081,284

	Telecommunications — 2.9%
280,000	Asia Satellite Telecommunications Holdings Ltd.	604,206	191,024
40,000	AT&T Inc.	1,304,800	1,227,200
75,000	CenturyLink Inc.	1,507,841	1,548,000
21,000	Cincinnati Bell Inc.†	346,353	297,990
200,000	Koninklijke KPN NV	605,309	529,171
8,000	Liberty Latin America Ltd., Cl. A†	154,189	143,840
10,000	Liberty Latin America Ltd., Cl. C†	218,851	180,100
13,000	Loral Space & Communications Inc.†	566,232	580,580
1,000	Rogers Communications Inc., Cl. B	2,955	51,510

		5,310,736	4,749,415

	Transportation — 1.1%
500	American Railcar Industries Inc.	34,901	34,955
2,000	GATX Corp.	91,160	149,860
47,000	Navistar International Corp.†	885,992	1,574,030

		1,012,053	1,758,845

	Wireless Communications — 4.5%
46,000	Millicom International Cellular SA, SDR	2,787,434	2,598,799
70,000	Sprint Corp.†	375,113	428,400
5,000	Telephone & Data Systems Inc.	142,092	154,150

Shares		Cost	Market Value
40,000	T-Mobile US Inc.†	$650,000	$2,742,000
30,000	United States Cellular Corp.†	1,308,858	1,433,100

		5,263,497	7,356,449

	TOTAL COMMON STOCKS	111,846,811	115,791,419

	RIGHTS — 0.1%
	Health Care — 0.0%
20,000	Adolor Corp., CPR, expire 07/01/19†(a)	0	0
13,000	Ambit Biosciences Corp., CVR†(a)	0	7,800
5,000	American Medical Alert Corp., CPR†(a)	0	50
75,000	Innocoll, CVR†(a)	45,000	45,000
11,000	Ocera Therapeutics, CVR†(a)	2,970	4,290
100	Omthera Pharmaceuticals Inc., CVR†(a)	0	0
156,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	74,375	0
7,000	Tobira Therapeutics Inc., CVR†(a)	420	420

		122,765	57,560

	Media — 0.0%
40,000	Media General Inc., CVR†(a) Specialty	0	0

	Specialty Chemicals — 0.1%
70,000	A. Schulman Inc., CVR†(a)	140,000	140,000

	TOTAL RIGHTS	262,765	197,560

Principal Amount
	CORPORATE BONDS — 0.0%
	Health Care — 0.0%
$ 7,000	Constellation Health Promissory Note, PIK, 5.000%, 01/31/24(a)(b)	3,010	3,010

	U.S. GOVERNMENT OBLIGATIONS — 29.2%
48,252,000	U.S. Treasury Bills, 1.980% to 2.523%††, 11/01/18 to 05/02/19(c)	48,084,998	48,081,746

	TOTAL INVESTMENTS — 99.5%	$160,197,584	164,073,735

	Other Assets and Liabilities (Net) — 0.5%		836,209

	NET ASSETS — 100.0%		$164,909,944

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Payment-in-kind (PIK) security. 5.00% PIK interest income will be paid as additional securities at the discretion of the issuer.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2018

(c)	At October 31, 2018, $1,000,000 of the principal amount was pledged as collateral with Pershing.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments, at value (cost $160,197,584)	$164,073,735
Cash	2,022,779
Deposit at brokers	63
Receivable for Fund shares sold	496,673
Receivable for investments sold	3,391
Dividends receivable	50,593
Prepaid expenses	28,771

Total Assets	166,676,005

Liabilities:
Payable for Fund shares redeemed	299,490
Payable for investments purchased	1,185,116
Payable for investment advisory fees	133,983
Payable for distribution fees	46,776
Payable for accounting fees	7,500
Other accrued expenses	93,196

Total Liabilities.	1,766,061

Net Assets
(applicable to 11,207,994 shares outstanding)	$164,909,944

Net Assets Consist of:
Paid-in capital	$155,266,727
Total distributable earnings(a)	9,643,217

Net Assets.	$164,909,944

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($6,974,164 ÷ 472,977 shares outstanding; 100,000,000 shares authorized)	$14.75
Class A:
Net Asset Value and redemption price per share ($37,069,310 ÷ 2,558,299 shares outstanding; 200,000,000 shares authorized)	$14.49
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.37
Class C:
Net Asset Value and offering price per share ($35,211,276 ÷ 2,662,555 shares outstanding; 100,000,000 shares authorized)	$13.22	(b)
Class Y:
Net Asset Value, and redemption price per share ($85,655,194 ÷ 5,514,163 shares outstanding; 100,000,000 shares authorized)	$15.53

(a)	Effective October 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended October 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $100,618)	$3,080,353
Interest	845,268

Total Investment Income	3,925,621

Expenses:
Investment advisory fees	1,629,391
Distribution fees - Class AAA	19,850
Distribution fees - Class A	208,663
Distribution fees - Class C	372,599
Distribution fees - Class T	2
Shareholder services fees	154,122
Registration expenses	86,745
Directors’ fees	74,500
Legal and audit fees	62,898
Shareholder communications expenses	54,569
Accounting fees	45,000
Custodian fees	33,053
Interest expense	4,158
Payroll expenses	2,732
Miscellaneous expenses	23,307

Total Expenses	2,771,589

Less:
Expenses paid indirectly by broker (See Note 6)	(2,494)

Net Expenses	2,769,095

Net Investment Income	1,156,526

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	7,431,486
Net realized gain on securities sold short	4,620
Net realized loss on swap contracts	(4,825)
Net realized gain on foreign currency transactions	65,964

Net realized gain/loss on investments, securities sold short, swap contracts, and foreign currency translations	7,497,245

Net change in unrealized appreciation/depreciation:
on investments	(9,006,725)
on foreign currency translations	(74,138)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(9,080,863)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	(1,583,618)

Net Decrease in Net Assets Resulting from Operations	$(427,092)

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$1,156,526	$(698,315)
Net realized gain on investments, security sold short, swap contracts, and foreign currency transactions	7,497,245	5,741,581
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	(9,080,863)	11,097,583

Net Increase/(Decrease) in Net Assets Resulting from Operations	(427,092)	16,140,849

Distributions to Shareholders:
Class AAA	(87,787)	—
Class A	(655,544)	—
Class C	(545,723)	—
Class T(a)	(13)	—
Class Y	(903,357)	—

Total Distributions to Shareholders(b)	(2,192,424)	—

Capital Share Transactions:
Class AAA	909,873	1,679,658
Class A	(9,207,943)	(6,922,346)
Class C	(2,555,017)	(9,921,139)
Class T(a)	(1,041)	1,000
Class Y	16,863,689	3,862,479

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	6,009,561	(11,300,348)

Redemption Fees	2,386	139

Net Increase in Net Assets	3,392,431	4,840,640
Net Assets:
Beginning of year	161,517,513	156,676,873

End of year	$164,909,944	$161,517,513

(a)	Class T Shares were liquidated on September 21, 2018.
(b)	Effective October 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions					Ratios to Average Net Assets/ Supplemental Data
Year Ended October 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses (c)		Portfolio Turnover Rate
Class AAA
2018	$14.96	$0.12		$(0.14)	$(0.02)	$(0.19)	$(0.19)	$0.00	$14.75	(0.12)%	$6,974	0.80%	1.50	%(d)	159%
2017	13.52	(0.04)		1.48	1.44	—	—	0.00	14.96	10.65	6,201	(0.28)	1.51	(d)	113
2016	13.31	0.01		0.20	0.21	—	—	0.00	13.52	1.58	4,069	0.07	1.52	(d)(e)(f)	151
2015	12.86	(0.07)		0.52	0.45	—	—	0.00	13.31	3.50	4,943	(0.51)	1.47	(d)(e)	162
2014	12.66	(0.03)		0.23	0.20	—	—	0.00	12.86	1.58	11,315	(0.24)	1.46	(e)	181
Class A
2018	$14.73	$0.07		$(0.12)	$(0.05)	$(0.19)	$(0.19)	$0.00	$14.49	(0.33)%	$37,070	0.51%	1.70	%(d)	159%
2017	13.35	(0.07)		1.45	1.38	—	—	0.00	14.73	10.34	46,887	(0.46)	1.71	(d)	113
2016	13.17	(0.02)		0.20	0.18	—	—	0.00	13.35	1.37	48,770	(0.13)	1.72	(d)(e)(f)	151
2015	12.75	(0.08)		0.50	0.42	—	—	0.00	13.17	3.29	58,039	(0.63)	1.67	(d)(e)	162
2014	12.57	(0.06)		0.24	0.18	—	—	0.00	12.75	1.43	93,980	(0.51)	1.66	(e)	181
Class C
2018	$13.53	$(0.00	)(b)	$(0.12)	$(0.12)	$(0.19)	$(0.19)	$0.00	$13.22	(0.88)%	$35,211	(0.01)%	2.24	%(d)	159%
2017	12.33	(0.13)		1.33	1.20	—	—	0.00	13.53	9.73	38,628	(1.01)	2.26	(d)	113
2016	12.23	(0.08)		0.18	0.10	—	—	0.00	12.33	0.82	44,424	(0.67)	2.27	(d)(e)(f)	151
2015	11.91	(0.14)		0.46	0.32	—	—	0.00	12.23	2.69	53,738	(1.19)	2.22	(d)(e)	162
2014	11.81	(0.12)		0.22	0.10	—	—	0.00	11.91	0.85	57,616	(1.04)	2.21	(e)	181
Class Y
2018	$15.71	$0.16		$(0.15)	$0.01	$(0.19)	$(0.19)	$0.00	$15.53	0.08%	$85,655	1.04%	1.24	%(d)	159%
2017	14.17	(0.00	)(b)	1.54	1.54	—	—	0.00	15.71	10.87	69,801	(0.02)	1.26	(d)	113
2016	13.91	0.05		0.21	0.26	—	—	0.00	14.17	1.87	59,414	0.33	1.27	(d)(e)(f)	151
2015	13.41	(0.03)		0.53	0.50	—	—	0.00	13.91	3.73	77,148	(0.20)	1.21	(d)(e)	162
2014	13.16	(0.00)		0.25	0.25	—	—	0.00	13.41	1.90	80,672	(0.03)	1.21	(e)	181

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $ 0.005 per share.
(c)

The Fund incurred interest expense during the year ended October 31, 2017. If interest expense had not been incurred during the year, the ratio of operating expenses to average net assets would have been 1.50% (Class AAA), 1.70% (Class A), 2.25% (Class C), and 1.25% (Class Y). For the years ended October 31, 2018, 2016, 2015, and 2014, there was no impact on the expense ratios.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended October 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the year ended October 31, 2016 would have been 1.50% (Class AAA), 1.70% (Class A), 2.25% (Class C), and 1.25% (Class Y). For the years ended October 31, 2015, and 2014, there was no impact on the expense ratios.

(f)

During the year ended October 31, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.44% (Class AAA),1.64% (Class A), 2.19% (Class C), and 1.19% (Class Y).

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the Corporation), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Its primary objective is capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended October 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Building and Construction	$7,245,030	$253,000	—	$7,498,030
Energy and Utilities	4,523,636	—	$0	4,523,636
Financial Services	8,233,818	46,800	2	8,280,620
Health Care	20,808,120	—	67,500	20,875,620
Media	3,583,292	—	20,388	3,603,680
All Other Industries (a)	71,009,833	—	—	71,009,833
Total Common Stocks	115,403,729	299,800	87,890	115,791,419
Rights (a)	—	—	197,560	197,560
Corporate Bonds (a)	—	—	3,010	3,010
U.S. Government Obligations	—	48,081,746	—	48,081,746
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$115,403,729	$48,381,546	$288,460	$164,073,735

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The Fund did not have material transfers between Level 1 and Level 3 during the fiscal year ended October 31, 2018. Transfers from Level 1 to Level 3 are due to a decline in market activity, e.g., frequency of trades, which resulted in a lack of available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/17	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/18	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/18†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$129,863	—	$42,230	$(10,574)	$1,305,603	$(1,399,279)	$20,047	—	$87,890	$305
Rights (a)	183,390	—	333,770	(102,570)	142,970	(360,000)	—	—	197,560	(3,880)
Corporate Bonds (a)	3,010	—	—	—	—	—	—	—	3,010	—
TOTAL INVESTMENTS IN SECURITIES	$316,263	—	$376,000	$(113,144)	$1,448,573	$(1,759,279)	$20,047	—	$288,460	$(3,575)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of October 31, 2018:

Description	Balance at 10/31/18	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$87,890	Acquisition price/Cash flow analysis/Bankruptcy plan	Discount Range	0%
Rights(a)	197,560	Acquisition price/Cash flow analysis/Intrinsic value	Discount Range	0%
Corporate Bonds(a)	3,010	Acquisition price/Cash flow analysis	Discount Range	0%

	$288,460

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at October 31, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At October 31, 2018, the Fund held no investments in equity contract for difference swap agreements.

The Fund’s volume of activity in equity contract for difference swap agreements while outstanding during the fiscal year ended October 31, 2018 had an average monthly notional amount of approximately $296,899.

For the fiscal year ended October 31, 2018, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency; Net realized loss on swap contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At October 31, 2018, there were no short sales outstanding.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At October 31, 2018, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, sale of investments in partnerships, and the reclass of capital gains on passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended October 31, 2018, reclassifications were made to increase paid-in capital by $90,052 with an offsetting adjustment to total distributable earnings.

There were long term gain distributions of $2,192,424, for the fiscal year ended October 31, 2018 and no distributions were made during the fiscal year ended October 31, 2017.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At October 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,991,081
Undistributed long term capital gains	6,260,797
Net unrealized appreciation on investments and foreign currency translations	1,391,339

Total	$9,643,217

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At October 31, 2018, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at October 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$162,682,305	$13,811,538	$(12,420,108)	$1,391,430

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended October 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

As per the approval of the Board, the Fund is allocated a portion of the Chief Compliance Officer’s cost. For the fiscal year ended October 31, 2018, the Fund paid or accrued $2,732 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. The Chairmen of the Proxy Voting Committee and the Nominating Committee each receives annual fees of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.45%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended October 31, 2018, other than short term securities and U.S. Government obligations, aggregated $207,058,896 and $196,672,443, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended October 31, 2018, the Fund paid $90,600 in brokerage commissions on security trades to G. research, LLC, an affiliate of the

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Adviser. Additionally, the Distributor retained a total of $11,483 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended October 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,494.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended October 31, 2018, the Fund accrued or paid to the Advisor $45,000 in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the one month LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended October 31, 2018, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class Y Shares. Class AAA Shares and Class Y Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, respectively. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended October 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	446,062	$6,682,300	193,723	$2,842,300
Shares issued upon reinvestment of distributions	5,883	87,768	—	—
Shares redeemed	(393,560)	(5,860,195)	(79,988)	(1,162,642)

Net increase	58,385	$909,873	113,735	$1,679,658

Class A
Shares sold	653,935	$9,636,419	866,377	$12,431,219
Shares issued upon reinvestment of distributions	39,105	574,455	—	—
Shares redeemed	(1,317,649)	(19,418,817)	(1,337,399)	(19,353,565)

Net decrease	(624,609)	$(9,207,943)	(471,022)	$(6,922,346)

Class C
Shares sold	362,906	$4,914,407	280,102	$3,702,094
Shares issued upon reinvestment of distributions	35,125	473,129	—	—
Shares redeemed	(589,494)	(7,942,553)	(1,028,728)	(13,623,233)

Net decrease	(191,463)	$(2,555,017)	(748,626)	$(9,921,139)

Class T (a)
Shares sold	—	—	69	$1,000
Shares issued upon reinvestment of distributions	1	$13	—	—
Shares redeemed	(70)	(1,054)	—	—

Net increase/(decrease)	(69)	$(1,041)	69	$1,000

Class Y
Shares sold	3,051,551	$48,099,684	1,608,156	$24,565,072
Shares issued upon reinvestment of distributions	36,202	568,002	—	—
Shares redeemed	(2,017,168)	(31,803,997)	(1,357,978)	(20,702,593)

Net increase	1,070,585	$16,863,689	250,178	$3,862,479

(a)	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Gabelli 787 Fund, Inc. and the Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Enterprise Mergers and Acquisitions Fund (one of the funds constituting the Gabelli 787 Fund, Inc. and hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Regina M. Pitaro Director Age: 63	Since 2008	1	Managing Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 82	Since 2008	17	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 80	Since 2008	26	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director Age: 74	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Arthur V. Ferrara Director Age: 88	Since 2008	9	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Kuni Nakamura[6] Director Age: 50	Since 2008	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore M. Salibello Director Age: 73	Since 2016	8	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products) (2002- 2014)

Salvatore J. Zizza Director Age: 72	Since 2008	32	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2008

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988;

Officer of registered investment companies within the Gabelli/GAMCO Fund Complex;

Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017

Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice

President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2008

Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since

2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC

since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007;

Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since

2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund

Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund

Complex since 2014; Corporate Vice President within the Corporate Compliance

Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. Includes time served in prior officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Nakamura is a director of Gabelli Merger Plus+ Trust plc, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended October 31, 2018, the Fund paid to shareholders long term capital gains totaling $2,192,424 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI ENTERPRISE MERGERS AND

ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and

Chief Financial Officer,

KeySpan Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

The Guardian Life Insurance

Company of America

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q418AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,205 in 2017 and $21,205 in 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2017 and $0 in 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,190 in 2017 and $4,190 in 2018. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2017 and $0 in 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2017 and $0 in 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 01/04/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 01/04/2019

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 01/04/2019

* Print the name and title of each signing officer under his or her signature.